SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) December 6, 2007
Corporate Asset Backed Corporation, on behalf of
CABCO Trust for Texaco Capital Inc. Guaranteed Debentures

(Exact name of registrant as specified in its charter)

Delaware	033-73666-01	22-3281571

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

445 Broad Hollow Road Suite 239 Melville, New York	11747

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (631) 587-4700

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES

Item 8.01 Other Events.
As previously reported on Form 15 filed on December 6, 2007, there are currently fewer than 300 holders of record of the Trust Certificates, Series 94-1 (the “Certificates”) issued by CABCO Trust for Texaco Capital Inc. Guaranteed Debentures (the “Trust”). The Certificates consist of Coupon Certificates (the “Coupon Certificates”) and Principal Certificates (the “Principal Certificates”), relating to the Texaco Capital Inc. 8 5/8 % Guaranteed Debentures due April 1, 2032 (the “Texaco Debentures”). Accordingly, as previously announced, the Trust’s obligation to file reports under Section 15(d) has been suspended pursuant to Rule 12h-3 unless and until there are again more than 300 holders of record of the Certificates, and the Trust does not intend to file such reports unless and until it is obligated to do so.
The Trust was created by the Series Trust Deposit Agreement, dated as of November 1, 1994, between Corporate Asset Backed Corporation, as the depositor (the “Depositor”), and HSBC Bank USA, as trustee (the “Trustee”), providing for the issuance of $52,800,000 aggregate certificate principal balance of Principal Certificates and $170,775,000 aggregate certificate face amount of Coupon Certificates. The Certificates do not represent obligations of or interests in the Depositor or the Trustee. The Certificates represent beneficial interests in the Trust. The Trust’s assets consist primarily of $52,800,000 principal amount of the Texaco Debentures. ChevronTexaco Corporation, the guarantor of the Texaco Debentures, is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance with those requirements files periodic and current reports and other information (including financial information) with the Securities and Exchange Commission (“SEC”) (File No. 001-00368). You may read and copy any reports, statements and other information filed by ChevronTexaco Corporation with the SEC (a) over the Internet at the SEC website at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the SEC and (b) at the SEC’s public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can also request copies of these documents upon payment of a copying fee, by writing to the SEC’s public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on ChevronTexaco Corporation and please refer to these periodic and current reports filed with the SEC.
Item 9.01 Financial Statements and Exhibits.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORPORATE ASSET BACKED CORPORATION, as Depositor of CABCO Trust for Texaco Capital Inc. Guaranteed Debentures
By:	/s/ Robert D. Vascellaro
	Name:	Robert D. Vascellaro
	Title:	Vice President

Date: December 28, 2007